==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K
                              --------------------

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 1999


                              --------------------


                             ENERGY EAST CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         NEW YORK                   1-14766                  14-1798693
     (State or Other       (Commission File Number)       (I.R.S. Employer
     Jurisdiction of                                    Identification No.)
     Incorporation or
      Organization)


      P.O BOX 12904                                        (518) 434-3049
  ALBANY, NY 12212-2904                               (Registrant's Telephone
  (Address of Principal                                Number, Including Area
    Executive Offices)                                         Code)


                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


 ==============================================================================

Item 5.  Other Events.

      On June 30, 1999, Energy East Corporation ("Energy East") and CTG Resources, Inc. ("CTG") announced that they have entered into an Agreement and Plan of Merger, dated as of June 29, 1999 (the "Merger Agreement"), pursuant to which Oak Merger Co., a newly formed, wholly owned subsidiary of Energy East, will merge with CTG, with Oak Merger Co. surviving the transaction.

      The Merger Agreement and the press release announcing the Merger Agreement are attached hereto as exhibits and are incorporated herein by reference.

Item 7.  Exhibits.

      2. Agreement and Plan of Merger, dated as of June 29, 1999, by and among CTG Resources, Inc., Energy East Corporation and Oak Merger Co.

      99.   Press Release, dated June 30, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 30, 1999

                                    ENERGY EAST CORPORATION
                                          (Registrant)


                                    By   /s/ Kenneth M. Jasinski
                                         ------------------------------
                                         Kenneth M. Jasinski
                                         Executive Vice President and
                                             General Counsel

                                  EXHIBIT LIST

      2. Agreement and Plan of Merger, dated as of June 29, 1999, by and among CTG Resources, Inc., Energy East Corporation and Oak Merger Co.

      99.   Press Release, dated June 30, 1999.